EXHIBIT 99.1
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[GRAPHIC OMITTED - LOGO]                       [GRAPHIC OMITTED - LOGO]
 Triarc Companies, Inc.                        Deerfield & Company LLC
 280 Park Avenue                               8700 West Bryn Mawr, 12 Floor
 New York, NY 10017                            Chicago, IL  60631
 Tel   212-451-3000                            Tel  773-380-1600


                                               FOR IMMEDIATE RELEASE

CONTACT:    ANNE A. TARBELL
            TRIARC COMPANIES, INC.
            (212) 451-3030
            www.triarc.com
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             TRIARC TO ACQUIRE A CONTROLLING INTEREST IN DEERFIELD &
                  COMPANY LLC FOR APPROXIMATELY $86.5 MILLION

        o   $100 MILLION CAPITAL COMMITMENT TO SEED NEW DEERFIELD MULTI-STRATEGY
                              HEDGE FUND IS PLANNED

                 o   DEERFIELD SENIOR TEAM TO REMAIN IN CURRENT ROLES


NEW YORK, NY, AND CHICAGO, IL, JUNE 28, 2004 - Triarc Companies, Inc. (NYSE:
TRY; TRY.B) and Deerfield & Company LLC ("Deerfield") announced today that Triarc has entered into a definitive agreement with certain owners of Deerfield concerning the acquisition by Triarc of a majority interest in Deerfield for a cash purchase price of approximately $86.5 million. The purchase price reflects an enterprise value for Deerfield of approximately $145 million.

         Under the terms of the definitive agreement, Deerfield's senior management, including its Chairman and Chief Executive Officer, Gregory Sachs, its President, Scott Roberts, and its Chief Investment Officer, Jonathan Trutter, will remain in their current roles, and Deerfield's portfolio management teams will remain intact. Deerfield currently has approximately 75 employees, including over 30 investment professionals.

         Triarc will purchase an approximate 64% economic interest in Deerfield, representing in excess of 90% of the outstanding voting interests. The remainder of the economic and voting interests in Deerfield will be retained or owned by senior management of Deerfield.

         In connection with the acquisition, Triarc has also committed to invest an additional $100 million at closing to seed a new multi-strategy hedge fund to be managed by Deerfield.

         The transaction with Deerfield is subject to customary closing conditions for transactions of this type, including, without limitation, the receipt by Deerfield of certain third party consents and other conditions set forth in the definitive agreement. The transaction is expected to close in the 2004 third quarter.

         Deerfield, a Chicago-based investment manager, offers a diverse range of alternative fixed income strategies to institutional investors. Founded in 1993, Deerfield specializes through its subsidiary, Deerfield Capital Management LLC ("DCM"), in managing government securities, investment grade debt, asset-backed securities, bank loan portfolios and other fixed income asset classes. DCM manages these assets in the form of collateralized debt obligations ("CDOs"), single strategy hedge funds and separate managed accounts. The CDOs invest in bank loans, investment grade corporate bonds, and asset-backed securities. The hedge funds engage in relative value trading of fixed income securities and related instruments. The separate accounts utilize core fixed-income and duration management strategies.

         As of April 1, 2004, DCM had over $8 billion in assets under management composed of approximately $7.2 billion in CDOs and approximately $0.9 billion in fixed income hedge funds and separate managed accounts. For the 12 months


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

ended December 31, 2003, Deerfield generated revenues of approximately $36.9 million.

         Triarc and Deerfield have jointly formed an investment adviser to manage the assets of Triarc Deerfield Investment Corporation ("Triarc Deerfield"), a newly-formed business development company that, as previously announced, filed a registration statement with the Securities and Exchange Commission relating to a proposed $500 million initial public offering of its common stock. Upon the consummation of the acquisition of Deerfield by Triarc, Triarc Deerfield will be a wholly-owned subsidiary of Deerfield and an indirect subsidiary of Triarc.

         Commenting on the Deerfield transaction, Triarc's Chairman and Chief Executive Officer, Nelson Peltz, said: "Immediately accretive to Triarc stockholders, Deerfield is a unique opportunity to establish a platform in the investment advisory business, which we believe has significant future growth potential. Deerfield has a strong management team led by Gregory Sachs, Scott Roberts and Jonathan Trutter, a scalable operational structure, a history of successful innovation, a broad range of fixed income management capabilities, a leading position in the growing CDO market, a strong risk management culture and strong performance across market cycles. We believe that, together with the Deerfield senior team, we can grow Deerfield both organically and through extensions of its existing platform."

         Deerfield's Chairman and Chief Executive Officer, Gregory Sachs, added:
"Deerfield has a proud ten year plus history of innovation in the fixed income markets. Triarc provides not only investment capital to seed new products but also other strategic resources that will allow us to expand our existing platform. I and the entire Deerfield team are very excited about becoming part of the Triarc


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

family of companies that we believe values, and will continue to foster, our entrepreneurial culture."

         Triarc is a holding company and, through its subsidiaries, the franchisor of the Arby's(R) restaurant system and the operator of approximately 235 restaurants located in the United States.

         Deerfield Capital Management LLC is a Chicago-based investment manager offering a diverse range of alternative fixed income strategies to institutional investors.

                                      # # #

                                 Notes To Follow


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


                             NOTES TO PRESS RELEASE

o There can be no assurance that the Deerfield acquisition will be completed, or that we will be able to successfully integrate Deerfield into our existing operations. The description of the acquisition contained herein is only a summary and is qualified in its entirety by reference to the definitive agreements relating to the acquisition, copies of which will be filed by us with the Securities and Exchange Commission as exhibits to a Current Report on Form 8-K.

o There can be no assurance that the initial public offering of common stock of Triarc Deerfield will be completed or, if completed, that the terms of such offering will not change from those described in the Registration Statement previously filed with the Securities and Exchange Commission.

o A registration statement relating to the securities to be issued by Triarc Deerfield Investment Corporation has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State. Investors should consider the investment objectives, risks, charges and expenses of Triarc Deerfield carefully before investing. This and other information about Triarc Deerfield will be contained in a preliminary prospectus, which may be obtained, once available, from Triarc Deerfield. The preliminary prospectus should be read carefully before investing. The information in the registration statement filed with the Securities and Exchange Commission, in any preliminary prospectus and in this press release is not complete and may be changed.

o There can be no assurance that we or Deerfield will be able to identify appropriate future acquisition targets or that we or Deerfield will be able to successfully integrate any future acquisitions into our or Deerfield's existing operations.

o The statements in this press release that are not historical facts, including, most importantly, information concerning possible or assumed future results of operations of Triarc Companies, Inc. and its subsidiaries (collectively, "Triarc" or the "Company") and statements preceded by, followed by, or that include the words "may," "believes," "expects," "anticipates" or the negation thereof, or similar expressions, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). All statements that address operating performance, events or developments that are expected or anticipated to occur in the future, including statements relating to revenue growth, earnings per share growth or statements expressing general optimism about future operating results, are forward-looking statements within the meaning of the Reform Act. These


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

     forward-looking statements are based on our current expectations, speak only as of the date of this press release and are susceptible to a number of risks, uncertainties and other factors. Our actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act. Many important factors could affect our future results and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Such factors include, but are not limited to, those risks and uncertainties affecting the Company detailed in the Company's Form 10-K for the fiscal year ended December 28, 2003 (see especially "Item 1. Business-Risk Factors" and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations") and in our other current and periodic filings with the Securities and Exchange Commission, all of which are difficult or impossible to predict accurately and many of which are beyond our control. We will not undertake and specifically decline any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. In addition, it is our policy generally not to make any specific projections as to future earnings, and we do not endorse any projections regarding future performance that may be made by third parties.


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